UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 6, 2021

American Superconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-19672	04-2959321
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

114 East Main Street Ayer, Massachusetts	01432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 842-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AMSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 6, 2021,

(i)

American Superconductor Corporation, a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Antonio Capanna, Sr. (“Capanna, Sr.”), Antonio Capanna, Jr. (“Capanna, Jr.”), The Antonio Capanna 2010 Spousal Lifetime Access Trust Dated December 28, 2010 (the “Trust, and together with Capanna, Sr., the “Neeltran, Inc. Selling Stockholders”) and the Other Seller Parties, and

(ii)

AMSC Husky LLC, the Company’s wholly-owned Connecticut limited liability company (“AMSC Husky”), entered into a Purchase and Sale Agreement (the “Real Property Purchase Agreement,” and together with the Stock Purchase Agreement, the “Purchase Agreements”) with 71 Pickett District Road, LLC (the “Owner”), Capanna, Sr. and Filomena Capanna (“F. Capanna,” and together with Owner and Capanna, Sr., the “RE Selling Parties”).

Stock Purchase Agreement

Pursuant to the terms of the Stock Purchase Agreement and concurrently with entering into such agreement, the Company purchased all of the issued and outstanding shares of capital stock of (i) Neeltran, Inc., a Connecticut corporation (“Neeltran”) that supplies rectifiers and transformers to industrial customers, and (ii) Neeltran International, Inc., a Connecticut corporation (“International”), for: (a) $1.0 million in cash, and (b) 301,556 shares of the Company’s common stock, $0.01 par value per share (“AMSC Shares”), that were paid and issued to the Neeltran, Inc. Selling Stockholders, respectively, at closing. The Company also paid $1.1 million to Capanna, Sr. and Capanna, Jr. at closing to pay off previous loans made by them to Neeltran.

Additionally, the Company paid approximately $7.6 million, including $1.9 million of indebtedness secured by the mortgage on the real property as described below, directly to Neeltran lenders at closing to extinguish outstanding Neeltran indebtedness to third parties.

Under the terms of the Stock Purchase Agreement, the Company is obligated to file either (i) a new registration statement, or (ii) a prospectus supplement to an already effective Company registration statement, covering the resale of the AMSC Shares by the Neeltran, Inc. Selling Stockholders no later than ten business days following the closing, and in the case of a new registration statement, to use commercially reasonable efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission (“SEC”) as soon as practicable thereafter. In the event that a new registration statement has not been declared effective by the SEC, or a prospectus supplement to an already effective Company registration statement has not been filed, as the case may be, within thirty days following the closing, the Company is obligated to pay, no later than the date that is forty-five days after the closing, an amount in cash equal to the purchase price originally paid in AMSC Shares (the “Cash Payment”) and the Neeltran, Inc. Selling Stockholders shall furnish to the Company all documentation as reasonably requested by the Company for the cancellation of the AMSC Shares.

Real Property Purchase Agreement

Pursuant to the terms of the Real Property Purchase Agreement and concurrently with entering into such agreement, AMSC Husky purchased the real property that serves as Neeltran’s headquarters for $4.3 million, of which (a) $2.4 million was paid in immediately available funds by AMSC Husky to the RE Selling Parties, and (b) $1.9 million was paid directly to TD Bank as full payment for the outstanding indebtedness secured by the mortgage on such real property.

The Purchase Agreements also contain customary representations, warranties, covenants and indemnities.

The AMSC Shares issued to the Neeltran, Inc. Selling Stockholders were issued in reliance on the exemption from the registration provisions of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), relating to sales by an issuer not involving any public offering.

The sale of the AMSC Shares pursuant to the Stock Purchase Agreement has not been registered under the Securities Act or any state securities laws. The AMSC Shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

The foregoing descriptions of the Stock Purchase Agreement and the Real Property Purchase Agreement are not complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding the ongoing obligations under the Stock Purchase Agreement and the Real Property Purchase Agreement and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions. Such forward-looking statements represent management’s current expectations and are inherently uncertain. There are a number of important factors that could materially impact the value of the Company’s common stock or cause actual results to differ materially from those indicated by such forward-looking statements. These important factors include, but are not limited to: risks related to the financial performance of Neeltran and its affiliated entities; risks that the Neeltran business may not be integrated successfully; failure to realize anticipated benefits of the Neeltran acquisition; potential litigation relating to the transaction; and the important factors discussed under the caption “Risk Factors” in Part 1. Item 1A of our Form 10-K for the fiscal year ended March 31, 2020, as updated in our Form 10-Q for the period ended December 31, 2020, and our other reports filed with the SEC. These important factors, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

10.1	Stock Purchase Agreement, dated May 6, 2021, by and among American Superconductor Corporation, Antonio Capanna, Sr., Antonio Capanna, Jr., The Antonio Capanna 2010 Spousal Lifetime Access Trust Dated December 28, 2010 and the Other Seller Parties.

10.2	Purchase and Sale Agreement, dated May 6, 2021, by and among AMSC Husky LLC, 71 Pickett District Road, LLC, Antonio Capanna, Sr. and Filomena Capanna.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date: May 10, 2021	By:	/S/ JOHN W. KOSIBA, JR.
John W. Kosiba, Jr.
Senior Vice President and Chief Financial Officer